                                                                   EXHIBIT 10.15

                        STOCK PLEDGE/SECURITY AGREEMENT
                        -------------------------------

     This STOCK PLEDGE/SECURITY AGREEMENT (hereinafter "Agreement") is made and entered into this 3rd day of July, 1992, by and between William C. Huddleston, an individual ("Pledgor"), Pollet & Associates, a California corporation, ("Pledgeholder") and Staar Surgical Company, a Delaware corporation ("Pledgee") with reference to the following facts:

                                   RECITALS
                                   --------

     WHEREAS, Pledgor has borrowed the sum of Eighty Thousand One Dollars and Sixty Cents ($80,001.60) from Pledgee pursuant to the terms of a Promissory Note attached hereto as Exhibit "1" and incorporated herein by this reference ("Note"), and

     WHEREAS, Pledgor desires to pledge to Pledgee the interest of Pledgor in certain common stock, pursuant to the terms of this Agreement, for the purpose of securing payment of the Note.

     THEREFORE, in consideration of mutual covenants and promises contained herein, and for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement (hereinafter collectively "parties" and individually "party") agree as follows:

                                   AGREEMENT
                                   ---------

     1.  Pledge of Stock and Proceeds.
         -----------------------------

     (a) Pledge.  As collateral security for the payment and/or performance of
         ------
all of Pledgor's presently existing or hereinafter arising obligations and liabilities to Pledgee under the Note, Pledgor hereby pledges, grants and assigns to Pledgeholder a continuing security interest in the following:

         (i) the shares of common stock which are set forth on Exhibit "2" to this Agreement ("Stock"); and

         (ii) the proceeds of the Stock including, without limitation, any and all dividends, cash, instruments and other property from time-to-time received, receivable, or otherwise distributed in respect of or in exchange for any of the Stock ("Proceeds"). (The Stock and the Proceeds shall hereinafter be collectively referred to as the "Collateral").

     (b) Delivery of Stock to Pledgeholder.  Pledgor shall deliver to
         ---------------------------------
Pledgeholder, concurrently with the execution of this Agreement, the certificate(s) representing the Stock and an Assignment of Corporate Shares in the form of Exhibit "3" attached hereto and incorporated herein by this reference ("Stock Assignment"), signed by Pledgor, in blank, such Stock Assignment to be used by Pledgeholder in accordance with the terms of this Agreement.

     (c)  Notification of Payments Under Note.  Pledgee agrees to notify
          -----------------------------------
Pledgeholder of all amounts collected in accordance with the terms and conditions of the Note, including final satisfaction of the Note, at which time Pledgee shall direct Pledgeholder to return the Collateral to Pledgor.

     (d)  Pledgeholder's Acceptance of Collateral and Appointment as Pledgor's
          --------------------------------------------------------------------
Attorney-In-Fact.  Pledgeholder hereby agrees to accept the Collateral and
----------------
agrees to hold and dispose of the Collateral in accordance with and subject only to the terms of this Agreement. Pledgor hereby irrevocably appoints Pledgeholder as Pledgor's attorney-in-fact to arrange for the transfer of the Collateral and to do and perform all actions that are necessary or appropriate in order to effect the terms of this Agreement.

     (e) Release of Collateral.  Pledgeholder shall release the Collateral from
         ---------------------
this Agreement and return the Collateral to Pledgor upon satisfaction in full of Pledgor's obligations under the Note.

     2.  Matters Pertaining to the Collateral.
         ------------------------------------

         (a) Voting and Consensual Rights. Pledgor shall retain the right to
             ----------------------------
vote the Stock and to exercise any other consensual rights pertaining to the Stock, provided, however, so long as Pledgor is in "Default" as defined in Paragraph 3 of this Agreement, Pledgeholder shall vote the Stock and exercise any consensual rights pertaining to the Stock as directed by Pledgee.

         (b) Rights to Dividends and Distributions. So long as Pledgor is not in
             -------------------------------------
default and except as expressly limited below, Pledgor shall be entitled to receive and retain any proceeds. Notwithstanding the foregoing, Pledgeholder, rather than Pledgor, shall be entitled to collect and receive all of the following types of proceeds, which shall be added to and shall become a part of the Collateral:

             (i) all proceeds paid or payable other than in cash, and all instruments and other property distributed in respect of, or in exchange for, the Stock;

             (ii) all proceeds paid or payable with respect to the Stock in connection with a partial or total liquidation or dissolution of the issuing corporation or in connection with a reduction of capital, capital surplus or paid-in surplus of the issuing corporation; and

             (iii) all proceeds distributed in redemption of, or in exchange for, the Stock.

     To the extent the foregoing proceeds exceed the amount of Pledgor's obligations and liabilities under the Note and/or this Agreement, Pledgor shall be entitled to receive these excess proceeds.

     In the event and for so long as Pledgor is in Default, Pledgeholder shall be paid any proceeds with respect to the Stock; provided, however, Pledgeholder shall apply such payments against the outstanding balance of the Note.

     (c)  Stock Adjustments.  In the event that, during the term of this
          -----------------
Agreement, any stock dividend, reclassification, readjustment, or other change is declared or made in the capital structure of the issuing corporation, all new substituted and additional shares or other securities issued with respect to the Stock by reason of any such change shall be delivered to and held by Pledgeholder under the terms of this Agreement in the same manner as the Stock.

     3.  Default.
         -------
         At the option of Pledgee, and without necessity of presentment for payment, demand, protest, notice of protest or notice of dishonor or any other notice except as specifically provided herein, Pledgeholder, at the direction of Pledgee, may exercise any remedy under this Agreement upon the happening of any of the following events of default ("Default"):

         (a) Default Under The Note. If any act or event of "default" on the
             ----------------------
part of Pledgor occurs under the Note and is not cured as specifically provided therein; or

         (b) Default Under This Agreement.  If Pledgor defaults in the due
             ----------------------------
performance or observance of any representation or obligation under this Agreement; provided, however, that if such obligation is monetary, Pledgor shall be entitled to a grace period of thirty (30) days following notice of such default to cure said default, and further provided that if such obligation is nonmonetary and is reasonably susceptible of being cured, Pledgor shall be entitled to a grace period of thirty (30) days following written notice of default to cure said default, and further provided that if such nonmonetary default is of such character as to reasonably require more than thirty (30) days to cure, Pledgor shall not be in default if Pledgor has diligently commenced to cure the default within the thirty (30) day period and uses reasonable diligence thereafter in curing the default.

     4.  Remedies.
         --------

         Subject to Paragraph 3 of this Agreement, in the event Pledgor is in Default, Pledgee shall have the following rights and remedies:

         (a) Retention of Collateral by Pledgee. Choose to accept the Collateral
             ----------------------------------
(but only to the extent of unpaid obligations and liabilities under the Note and/or this Agreement) after giving notice of such proposal to Pledgor and to any other person with a security interest in the Collateral, as provided in
Section 9505 of the California Commercial Code, and such acceptance shall fully
                    --------------------------
discharge the obligation of Pledgor provided neither Pledgor, nor any other person with a security interest in the Collateral, objects in writing to such proposal within twenty-one (21) days from receipt of such notice.

         (b) Sale of Collateral.  Choose to sell the Collateral at a public or
             ------------------
private sale, in one or more sales or lots, at such price and on such terms as Pledgee, acting in good faith and in a commercially reasonable manner, may deem best, and the purchaser of any or all of the Collateral so sold shall thereafter hold the same absolutely free from any claim, encumbrance or right of any kind whatsoever. Provided, however, Pledgee shall first give any notice to Pledgor required by Section 9504 of the California Commercial Code by mailing such
                                --------------------------
notice, postage prepaid, to Pledgor's address set forth below. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived by Pledgor. Any sale hereunder may be conducted by any officer or agent of Pledgee. Any sale of the Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies or other financial institutions disposing of property similar to the Collateral shall be deemed to be commercially reasonable. The proceeds of any such sale shall be applied in the following order:

             (i) Reasonable expenses of retaking, holding, preparing for sale, selling, and the like and, to the extent provided for in this Agreement and not prohibited by law, the reasonable attorneys' fees and legal expenses incurred by Pledgee.

             (ii) Satisfaction of the balance of unpaid principal and accrued but unpaid interest and other amounts due under the Note.

             (iii) Satisfaction of any indebtedness secured by any subordinate security interest in the Collateral if written notice and demand therefore is received prior to distribution of the proceeds provided, however, reasonable proof of such interest or interests is reasonably furnished to Pledgee.

     (c) Pledgee's Right to Purchase Collateral.  Pledgee may buy the Collateral
         --------------------------------------
at a public sale or private sale described above in Subparagraph (b) pursuant to the conditions specified in Section 9504(3) of the California Commercial Code.
                                                   --------------------------

     (d)  Pledgeholder's Right to Execute Documents.  Pledgeholder shall have
          -----------------------------------------
the right to execute any document or form, in its name or in the name of Pledgor, which may be necessary or desirable in connection with the retention or sale of the Collateral.

     (e)  Private Placement.  In view of the fact that federal and state
          -----------------
securities laws may impose certain restrictions on the method by which a sale of the Collateral may be effected after a Default, and also upon the persons or entities who may qualify or be eligible to purchase the Collateral, Pledgor hereby agrees that upon the occurrence of a Default, Pledgee may, from time to time, if the Collateral is not publicly traded on a nationally recognized stock exchange and/or is considered a "restricted" security, attempt to sell all or any part of the Collateral by a private placement, upon commercially reasonable terms restricting the bidders and prospective purchasers to a limited number who will represent and agree that they are purchasing for investment for their own accounts only and not for distribution, and who will otherwise meet state or federal securities law requirements, including those pertaining to sales made pursuant to exemptions from registration under the Securities Act of 1933 and/or registration or qualification under other state or federal securities laws.

     5.  Pledgor's Representations, Warranties and Covenants.
         ---------------------------------------------------

         Pledgor represents, warrants and covenants to Pledgee as follows:

         (a) Upon delivery to Pledgeholder as contemplated hereby, the Collateral will be free of any security interests, liens, pledges or encumbrances created by Pledgor (except for the security interest created hereby), or any claims of third parties of any nature whatsoever, charges, escrows, options, rights of first refusal, or other agreements, restrictions, arrangements, commitments or obligations, written or oral, created by Pledgor, affecting the legal or beneficial ownership of the Collateral.

         (b) From and after the date hereof, Pledgor shall not make any agreements restricting in any manner the transferability of the Collateral or otherwise affecting the Collateral;

         (c) Pledgor shall, at Pledgor's expense, take any steps necessary to preserve Pledgee's rights in the Collateral against any claims of third parties; and

     (d) Pledgor has made his own arrangements for keeping informed of changes or potential changes affecting the Collateral (including, without limitation, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and neither Pledgee nor Pledgeholder shall have any responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.

 6.  Matters Pertaining to Pledgeholder.
     ----------------------------------

     (a) Pledgeholder shall not be personally liable for any act it may do or omit to do under the Agreement while acting in good faith and in the exercise of its best judgment, and any act done or omitted by Pledgeholder pursuant to the advice of Pledgeholder's attorney shall be conclusive evidence of such good faith. Except as expressly provided herein, Pledgeholder is expressly authorized and directed to disregard any and all notices or warnings given by any of the parties, or by any other person or corporation, excepting only orders or process of court, and is hereby expressly authorized to comply with and obey any and all orders, judgments or decrees of any court. If Pledgeholder obeys or complies with any such order, judgment or decree of any court, it shall not be liable to any of the parties or any other person, firm or corporation by reason of such compliance, notwithstanding that any such order, judgment or decree be subsequently reversed, modified, annulled, set aside or vacated, or found to have been entered without jurisdiction.

     (b) The parties expressly agree Pledgeholder has the absolute right at Pledgeholder's election, if Pledgeholder considers it appropriate, to file an action in interpleader requiring the parties to answer and litigate their claims and rights among themselves, and Pledgeholder is authorized to deposit with the clerk of the court all documents and funds held by it pursuant to this Agreement. In the event such action is filed, the parties jointly and severally agree to pay all costs, expenses and reasonable attorneys' fees which Pledgeholder incurs in such interpleader action. Upon filing of such action Pledgeholder shall thereupon be fully released and discharged from all obligations to further perform any duties or obligations otherwise imposed by the terms of this Agreement.

     (c) Pledgeholder shall not be bound in any way by any other agreement between the parties as to which Pledgeholder is not a party, whether or not Pledgeholder has knowledge thereof, nor by any notice of a claim or demand with respect to this Agreement or the Collateral. Pledgeholder shall have no duties or responsibilities except as expressly set forth in this Agreement. Pledgeholder may rely conclusively on any certificate, statement, request, waiver, receipt, agreement or other instrument which Pledgeholder believes to be genuine and to have been signed and presented by an appropriate person or persons.

     (d) The retention and distribution of the Collateral in accordance with the terms and provisions of this Agreement shall fully and completely release Pledgeholder from any obligation or liability assumed by Pledgeholder hereunder as to the Collateral.

     (e) Pledgeholder, while in possession of the Collateral prior to or following the occurrence of an event of Default, as hereinabove provided, and while acting in accordance with the terms of this Agreement or applicable law, is not responsible for any fluctuations in value or delays in disposing of the Collateral.

     (f) Pledgeholder shall not be liable in any respect for verifying the identity, authority or rights of the parties executing or delivering or purporting to execute and/or deliver this Agreement or any documents or papers deposited hereunder. Pledgeholder shall not be liable for the loss of any rights under any statute of limitations with respect to this Agreement or any documents deposited with Pledgeholder.

     (g) Notwithstanding anything herein to the contrary, Pledgeholder shall have no duty with respect to the Collateral other than the duty to use reasonable care in the custody and preservation of the Collateral if it is in Pledgeholder's possession. Pledgeholder shall be under no obligation to take any steps necessary to preserve rights in the Collateral against any other parties, to sell the Collateral if it threatens to decline in value, or to exercise any rights represented thereby, including voting or consensual rights; provided, however, Pledgeholder may, at Pledgeholder's option, do so, and any and all expenses incurred in connection therewith shall be for the sole account of Pledgor.

     (h) Pledgor and Pledgee agree to and each does hereby indemnify, defend (with counsel acceptable to Pledgeholder) and hold Pledgeholder harmless against any and all losses, damages, claims and expenses, including reasonable attorneys' fees, that may be incurred by Pledgeholder by reason of its compliance with the terms of this Agreement. If, as a result of any disagreement between the parties and/or adverse demands and claims being made by any or all of them upon Pledgeholder, Pledgeholder shall become involved in litigation, including any interpleader brought by Pledgeholder as provided in this Agreement, Pledgor and Pledgee each agree that they shall be jointly and severally liable to Pledgeholder on demand for all costs, expenses and attorneys' fees that Pledgeholder shall incur and/or be compelled to pay by reason of such litigation.

     7.  Replacement of Pledgeholder.
         ---------------------------
         In the event Pledgeholder is or becomes unwilling or unable to act in such capacity for any reason, Pledgee shall appoint a successor. Pledgee (but not Pledgor) shall have the right, after delivery of written notice signed by Pledgee to Pledgeholder, to terminate Pledgeholder, and to name Pledgeholder's successor.

     8.  Miscellaneous.
         -------------
         (a) It is acknowledged by each party that such party either had separate and independent advice of counsel or the opportunity to avail himself or itself of same. This Agreement was prepared by each party in conjunction with counseling from such party's respective attorney or the opportunity to obtain such counseling. In light of these facts it is acknowledged that no party shall be construed to be solely responsible for the drafting of this Agreement, and therefore any ambiguity shall not be construed against any party as the alleged draftsman of it. Each party shall pay all costs and expenses incurred or to be incurred by such party in negotiating and preparing this Agreement and in performing and complying with all representations, warranties, covenants, agreements and conditions contained in this Agreement to be performed or complied with by such party, including legal fees.

         (b) Each party agrees, without further consideration, to cooperate and diligently perform any further acts, deeds and things and to execute and deliver any documents that may be reasonably necessary to consummate, evidence, confirm and/or carry out the intent and provisions of this Agreement, all without undue delay or expense. Pledgor shall reimburse Pledgeholder or Pledgee for any costs and expenses incurred by Pledgeholder or Pledgee in connection with any breach or default of Pledgor under this Agreement, including collection efforts, whether or not suit is commenced or judgement is entered. Such costs shall include legal fees and costs incurred for collection efforts, negotiation of a settlement, enforcement of rights, or other use. Furthermore, should any party institute or should the parties otherwise become a party to any action or proceeding to enforce or interpret this Agreement, the prevailing party in any such action or proceeding shall be entitled to receive from the nonprevailing party all costs and expenses of prosecuting or defending the action or proceeding. This Agreement and the rights of each party under this Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the laws of the State of California. Furthermore, in the event that litigation between the parties is necessary, such litigation shall be filed in and heard solely before the state courts of California with venue exclusively in Los Angeles County.

     (c) The parties expressly acknowledge and agree that this Agreement : (i) is the final, complete and exclusive statement of the parties' agreement with respect to the subject matter hereof, (ii) supersedes any prior or contemporaneous promises, assurances, guarantees, representations, understandings, conduct, proposals, conditions, commitments, acts, course of dealing, warranties, interpretations or terms of any kind, oral or written (collectively "Prior Agreements"), and that any such Prior Agreements are of no force or effect except as expressly set forth herein, and (iii) may not be varied, supplemented or contradicted by evidence of such Prior Agreements or by evidence of subsequent oral agreements. Any agreement hereafter made shall be ineffective to modify, supplement or discharge the terms of this Agreement, in whole or in part, unless such agreement is in writing and signed by the party against whom enforcement of the modification, supplement or discharge is sought. By execution hereof, the parties specifically disavow any desire or intention to create a "third party" beneficiary contract, and specifically declare that no person or entity, save and except for the parties and their permitted successors, and assigns, shall have any rights hereunder nor any right of enforcement hereof. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof. The remedies of each party under this Agreement are cumulative and shall not exclude any other remedies to which such party may be lawfully entitled. If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be determined to be invalid, illegal or unenforceable, then the remaining part of this Agreement shall nevertheless not be affected thereby and shall continue in full force and effect to the fullest extent provided by law. Time is strictly of the essence with respect to each and every term, condition, obligation and provision hereof.

     (d) Pledgor may not delegate his duties under this Agreement, in whole or in part, without the prior written consent of Pledgee, which consent may be withheld in Pledgee's sole and arbitrary discretion. Notwithstanding the preceding sentence, no such delegation shall release Pledgor from any liability or obligation under this Agreement without the written consent of Pledgee, which consent may be withheld in Pledgee's sole and arbitrary discretion. Subject to the foregoing, all of the representations, warranties, covenants, conditions and provisions of this Agreement shall be binding upon and shall inure to the benefit of each party and such party's respective heirs, executors, administrators, legal representatives, successors and/or assigns.

     (e) The headings used in this Agreement are for convenience and reference purposes only, and shall not be used in construing or interpreting the scope or intent of this Agreement or any provision hereof. References to this Agreement shall include all amendments or renewals thereof. As used in this Agreement, each gender shall be deemed to include each other gender, including neutral genders or genders appropriate for entities, if applicable, and the singular shall be deemed to include the plural, and vice versa, as the context requires.

     (f) All notices, demands, requests, consents, approvals or other communications ("Notices") given hereunder shall be in writing, and shall be given by personal delivery or by express mail, Federal Express, DHL or other similar form of nationally recognized airborne/overnight delivery service (which forms of Notice shall be deemed to have been given upon delivery), or by telex or facsimile transmission (which forms of Notice shall be deemed delivered upon confirmed transmission), or by mailing in the United States mail by registered or certified mail, return receipt requested, postage prepaid (which forms of Notice shall be deemed to have been given upon the third (3rd) business day following the date mailed). Notices shall be addressed to the appropriate party(s) as set forth on the signature page of this Agreement, or to such other address as the receiving party shall have specified most recently by like Notice, with a copy to the other parties hereto. Any Notice given to the estate of a party shall be sufficient if addressed to the party as provided in this Subparagraph.

     WHEREFORE, the parties hereto have executed this Agreement as of the date first set forth above.

                                    PLEDGOR:


                                    /s/  William C. Huddleston
                                    ------------------------------------
                                    William C. Huddleston

                                    Address:  6497 Camino Real
                                              Anaheim, California 92807

                                    PLEDGEE:

                                    STAAR SURGICAL COMPANY, a Delaware
                                    Corporation


                                    By:  /s/  John R. Wolf
                                         -------------------------------
                                    Title:  President
                                    Address: 1911 Walker Avenue
                                             Monrovia, California 91016
SIGNATURES CONTINUED ON NEXT PAGE

                                       PLEDGEHOLDER:

                                       POLLET & ASSOCIATES,



                                       By:  /s/  Andrew F. Pollet
                                           -------------------------------
                                           Andrew F. Pollet, Esq.
                                           10850 Wilshire Boulevard
                                           Suite 300
                                           Los Angeles, California 90024

                                  EXHIBIT "1"

                                PROMISSORY NOTE

                  SECURED BY STOCK PLEDGE/SECURITY AGREEMENT
                  ------------------------------------------

$80,001.60                                                          July 3, 1992
                                                            Monrovia, California

     FOR VALUE RECEIVED, the receipt and sufficiency of which is acknowledged, William C. Huddleston ("Maker"), hereby promises to pay to Staar Surgical Company, a Delaware corporation, or order ("Holder"), at the address designated on the signature page of this Note, or at such other place as Holder may designate by written notice to Maker, the principal sum hereinbelow described ("Principal Amount"), together with interest thereon, in the manner and at the times provided and subject to the terms and conditions described herein.

     1.  Principal Amount.
         ----------------
         The Principal Amount means the sum of Eighty Thousand One Dollars and Sixty Cents ($80,001.60).

     2.  Interest.
         --------
         Interest on the Principal Amount from time-to-time remaining unpaid shall accrue from the date of this Note at the rate of nine percent (9%) per annum, compounded annually. Interest shall be computed on the basis of a three hundred sixty (360) day year and a thirty (30) day month.

     3.  Payment of Principal and Interest.
         ---------------------------------
         Subject to Paragraph 10, the Principal Amount and accrued and unpaid interest on the Principal Amount and all other indebtedness under this Note shall be all due and payable on March 29, 1993.

     MAKER ACKNOWLEDGES AND AGREES THAT THE ENTIRE PRINCIPAL AMOUNT SHALL BE DUE AND PAYABLE ON THE LAST PAYMENT DATE OF THIS NOTE, UNLESS MAKER PREPAYS ANY PORTION OF THE PRINCIPAL AMOUNT PURSUANT TO PARAGRAPH 4 BELOW.

     4.  Prepayments.
         -----------
         Maker shall have the right to prepay any portion of the Principal Amount without prepayment penalty or premium or discount.

     5.  Manner of Payments/Crediting of Payments.
         ----------------------------------------
         Payments of any amount required hereunder shall be made solely in lawful money of the United States, without deduction or offset, and shall be credited first against accrued but unpaid late charges, if any, thereafter against accrued but unpaid interest, if any, and thereafter against the unpaid balance of the Principal Amount.

     6.  Maker Waivers.
         -------------
         Maker waives notice of acceptance hereof, presentment and demand for payment, protest and notice of dishonor or default, trial by jury, and the right to interpose any set-off or counterclaim of any return or description. No delay or omission on the part of Holder in exercising any rights under this Note or under any instrument given to secure this Note, on default by Maker, including, without limitation, Holder's right to accelerate, nor reinstatement of this Note by Holder after such exercise, shall operate as a waiver of Maker's right to exercise such right or of any other right under this Note or the instruments given to secure this Note, for the same default or any other default. Maker consents to all extensions without notice for any period or periods of time and to the acceptance of partial payments before or after maturity, and to the acceptance, release, and substitution of security, all without prejudice to Holder. The pleading of any statute of limitations as a defense to the obligations evidenced by this Note is waived by Maker to the fullest extent permissible by law.

     7.  Late Charge.
         -----------
         If any payment of the Principal Amount and/or interest thereon shall not be received by Holder within ten (10) days after the date due, unless excused by written notice from Holder, a late charge equal to five percent (5%) of the overdue amount may be charged by Holder for the purpose of defraying expenses incurred by Holder incident to handling such delinquent payments, provided, however, Maker shall have given five (5) days prior written notice of such delinquency. Considering all of the circumstances existing on the date of this Note, such late charge represents, in the opinion of both Maker and Holder, a fair and reasonable estimate of the costs that will be sustained by Holder due to the failure of Maker to make timely payments. The parties further agree that the amount of actual damages would be costly, inconvenient and extremely difficult and impractical to prove. Holder's acceptance of any late payment and/or late charge shall not constitute a waiver of the rights of Holder to (1) collect any other amounts due under this Note, (2) declare a default under this Note or any agreement securing payment of this Note, or (3) exercise any of the other rights and remedies available to Holder.

     8.  Interest on Delinquent Payments.
         -------------------------------
         Any payment under this Note not paid when due shall bear interest at the same rate and method as interest is charged on the Principal Amount from the due date until paid.

     9.  Security.
         --------
         The payment of this Note is secured by a Stock Pledge/Security Agreement (the "Security Agreement") executed by Maker in favor of Holder of even date herewith with respect to certain common stock of Staar Surgical Company, a Delaware corporation, owned by Maker. The Security Agreement contains provisions for acceleration of the maturity of this Note on the occurrence of certain described events.

     10. Acceleration Upon Default.
         -------------------------
         At the option of Holder, all or any part of the indebtedness of Maker hereunder shall immediately become due, and payable, irrespective of any agreed maturity date, upon the happening of any of the following events of default ("Event of Default"):

          (a) If any part of the Principal Amount and/or interest thereon and/or late charges under this Note are not paid when due, provided, however, Maker shall be entitled to a grace period of thirty (30) days following written notice of such event of default to cure said event of default;

          (b) Upon the occurrence of any event of default described under the Security Agreement;

          (c) If any of the following events constituting default occurs, provided, however, that if any such event of default is reasonably susceptible of being cured, Maker shall be entitled to a grace period of thirty (30) days following written notice of such event of default to cure such event of default, and further provided, that if such event of default is of such character as to reasonably require more than thirty (30) days to cure, Maker has promptly commenced to cure said event of default within the thirty (30) day period and uses reasonable diligence thereafter in curing such event of default, the thirty
(30) day period shall be reasonably extended:

              (i) If Maker shall breach any non-monetary condition or obligation imposed on Maker pursuant to the terms of this Note;

              (ii) If Maker shall make an assignment for the benefit of creditors;

              (iii) If a custodian, trustee, receiver, or agent is appointed or takes possession of substantially all of the property of Maker;

              (iv) If Maker shall be adjudicated bankrupt or insolvent or admit in writing Maker's inability to pay Maker's debts as they become due;

              (v) If Maker shall apply for or consent to the appointment of a custodian, trustee, receiver, intervenor, liquidator or agent of Maker, or commence any proceeding related to Maker under any bankruptcy or reorganization statute, or under any arrangement, insolvency, readjustment of debt, dissolution, or liquidation law of any jurisdiction, whether now or hereafter in effect;

              (vi) If any petition is filed against Maker under the Bankruptcy Code and either (A) the Bankruptcy Court orders relief against Maker, or (B) such petition is not dismissed by the Bankruptcy Court within thirty (30) days of the date of filing; or

              (vii) If any attachment, execution, or other writ is levied on substantially all of the assets of Maker and remains in effect for more than fifteen (15) days;

    11.  Collection Costs and Attorneys' Fees.
         ------------------------------------
         Maker agrees to pay Holder all costs and expenses, including actual attorneys' fees, paid or incurred by Holder in connection with the collection or enforcement of the Note or any instrument securing payment of the Note, including without limitation, defending the priority of such instrument or conducting a trustee sale thereunder. In the event any litigation is initiated concerning the enforcement, interpretation or collection of this Note, (or any instrument securing payment of this Note), the prevailing party in any proceeding shall be entitled to receive from the non-prevailing party all costs and expenses including, without limitation, reasonable attorneys' and other fees incurred by the prevailing party in connection with such action or proceeding.

     12.  Notice.
          ------
          Any notice to either party under this Note shall be given by personal delivery or by express mail, Federal Express, DHL or similar airborne/overnight delivery service, or by mailing such notice by first class or certified mail, return receipt requested, addressed to such party the address set forth below, or to such other address as either party from time to time may designate by written notice to Holder. Notices delivered by overnight delivery service shall be deemed delivered the next business day following consignment for such delivery service. Mailed notices shall be deemed delivered and received in accordance with this provision three (3) days after deposit in the United States mail.

     13.  Usury Compliance.
          ----------------
          All agreements between Maker and Holder are expressly limited, so that in no event or contingency whatsoever, whether by reason of the consideration given with respect to this Note, the acceleration of maturity of the unpaid Principal Amount and interest thereon, or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance, or detention of the indebtedness which is the subject of this Note exceed the highest lawful rate permissible under the applicable usury laws. If, under any circumstances whatsoever, Holder shall ever receive as interest an amount that exceeds the highest lawful rate, the amount that would be excessive interest shall be applied to the reduction of the unpaid Principal Amount and/or late charges under this Note and not to the payment of interest, or, if such excessive interest exceeds the unpaid balance of the Principal Amount and/or late charges under this Note, such excess shall be refunded to Maker. This provision shall control every other provision of all agreements between Maker and Holder.

     14.  Jurisdiction and Venue.
          ----------------------
          This Note shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of California. Any action to enforce payment of this Note shall be filed and heard solely in the Municipal or Superior Court of Los Angeles County, California.

                                        MAKER:



                                        EXHIBIT ONLY--DO NOT SIGN
                                        -------------------------------------
                                        WILLIAM C. HUDDLESTON

                                        MAKER'S ADDRESS:
                                        6497 Camino Grande
                                        Anaheim, California 92807

                                        HOLDER'S ADDRESS:

                                        STAAR SURGICAL COMPANY
                                        1911 Walker Avenue
                                        Monrovia, California 91016
                                        Attn:  Mr. John Wolf

                DO NOT DESTROY THIS NOTE; WHEN PAID, THIS NOTE
                 MUST BE SURRENDERED TO MAKER FOR CANCELLATION

                                  EXHIBIT "2"

                                 PLEDGED STOCK

Sixteen Thousand Six Hundred Sixty-Seven (16,667) post-split shares of the common stock of Staar Surgical Company represented by certificate number _____________________ issued to William Huddleston.

                                  EXHIBIT "3"

                        ASSIGNMENT OF CORPORATE SHARES

                             (Without Certificate)


     FOR VALUE RECEIVED, the undersigned hereby assigns to Pollet & Associates, as Pledgeholder under that certain Stock Pledge/Security Agreement, sixteen thousand six hundred sixty-seven (16,667) shares of the common stock of Staar Surgical Company, a Delaware corporation, represented by certificate number ____________ standing in the undersigned's name on the books of said corporation, and do hereby instruct and appoint the custodian of that corporation's stock books to so transfer the said stock on the books of said corporation.


Dated: __________________         EXHIBIT ONLY - DO NOT SIGN
                                  --------------------------
                                  William C. Huddleston

SIGNATURE GUARANTEE:


_______________________________